UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2025

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Foghorn Therapeutics Inc.
(Exact name of registrant as specified in its charter)

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Delaware	001-39634	47-5271393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Technology Square, Ste 700
Cambridge,	MA	02139
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (617) 586-3100
Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2025, the Board of Directors of Foghorn Therapeutics Inc. (the “Company”) appointed Jeff Sacher as Treasurer and interim Chief Financial Officer (“CFO”), effective immediately. The Company is continuing its search for a permanent CFO.

The Company previously entered into an agreement with Danforth Advisors, LLC (“Danforth”) pursuant to which Danforth provides strategic and financial consulting services to the Company. In addition to those services, the parties have agreed that Mr. Sacher, a CFO at Danforth, will provide interim CFO services to the Company. The Company will pay Danforth an agreed upon hourly rate for such services and will reimburse Danforth for expenses.

Mr. Sacher, age 60, is a 35-year veteran of the biotechnology and investment banking industries. He has served as a CFO at Danforth, a consultancy firm specializing in working with life sciences companies, since May 2022. Prior to his tenure at Danforth, Mr. Sacher had served as a senior investment banker for several investment banks. Mr. Sacher has an M.B.A. from the Kellogg School of Management at Northwestern University and a B.A. in biology from Cornell University. Mr. Sacher has no family relationships with any of the executive officers or directors of the Company. Other than as described herein, there are no arrangements or understandings between Mr. Sacher and any other person pursuant to which he was appointed as an officer of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.
By:	/s/ Michael J. LaCascia
Michael J. LaCascia
Chief Legal Officer

Date: December 4, 2025